                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-3 Owner Trust
                           3/1/2005 through 3/31/2005

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
     (A) Total Portfolio Balance                                                                            $1,030,000,000.95
     (B) Total Securities Balance                                                                           $1,030,000,000.95
     (C) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                        $285,500,000.00
         (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     27.72%
         (iii) Class A-1 Notes Rate                                                                                  1.82250%
         (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
     (D) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                        $261,000,000.00
         (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     25.34%
         (iii) Class A-2 Notes Rate                                                                                    2.260%
         (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
     (E) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                        $290,000,000.00
         (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     28.16%
         (iii) Class A-3 Notes Rate                                                                                    3.000%
         (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
     (F) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $167,750,000.00
         (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                     16.29%
         (iii) Class A-4 Notes Rate                                                                                    3.610%
         (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
     (G) Certificates
         (i)   Certificates Balance                                                                            $25,750,000.95
         (ii)  Certificates Percentage (G(i)/B)                                                                         2.50%
         (iii) Certificates Rate                                                                                       3.610%
         (iv)  Certificates Accrual Basis                                                                              30/360
     (H) Servicing Fee Rate                                                                                             1.00%
     (I) Portfolio Summary
         (i)   Weighted Average Coupon (WAC)                                                                            5.66%
         (ii)  Weighted Average Original Maturity (WAOM)                                                                54.76 months
         (iii) Weighted Average Remaining Maturity (WAM)                                                                47.92 months
         (iv)  Number of Receivables                                                                                   72,595
     (J) Reserve Fund
         (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
         (ii)  Reserve Account Initial Deposit                                                                  $5,150,000.00
         (iii) Specified Reserve Account Percentage                                                                     0.50%
         (iv)  Specified Reserve Account Balance                                                                $5,150,000.00

     (K) Yield Supplement Account Deposit                                                                       $3,190,977.35

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
     (A) Total Portfolio Balance                                                                              $187,568,445.33
     (B) Total Securities Balance                                                                             $187,568,445.33
     (C) Cumulative Note and Certificate Pool Factor                                                                0.1821053
     (D) Class A-1 Notes
         (i)   Class A-1 Notes Balance                                                                                  $0.00
         (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
     (E) Class A-2 Notes
         (i)   Class A-2 Notes Balance                                                                                  $0.00
         (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
         (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
     (F) Class A-3 Notes
         (i)   Class A-3 Notes Balance                                                                         $12,218,071.08
         (ii)  Class A-3 Notes Pool Factor                                                                          0.0421313
         (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
     (G) Class A-4 Notes
         (i)   Class A-4 Notes Balance                                                                        $167,750,000.00
         (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
         (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
         (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
     (H) Certificates
         (i)   Certificates Balance                                                                             $7,600,374.25
         (ii)  Certificates Pool Factor                                                                             0.2951602
         (iii) Certificates Interest Carryover Shortfall                                                                $0.00
         (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
     (I) Servicing Fee
         (i)   Servicing Fee Shortfall                                                                                  $0.00
     (J) End of Prior Month Account Balances
         (i)   Reserve Account                                                                                  $5,150,000.00
         (ii)  Yield Supplement Account                                                                           $19,827.78
         (iii) Payahead Account                                                                                        ($0.00)
         (iv)  Advances Outstanding                                                                                $242,683.66
     (K) Portfolio Summary as of End of Prior Month
         (i)   Weighted Average Coupon (WAC)                                                                            5.90%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                22.26 months
         (iii) Number of Receivables                                                                                   29,591
     (L) Note and Certificate Principal Distribution Percentages
         (i)   Note Percentage                                                                                         96.54%
         (ii)  Certificate Percentage                                                                                   3.46%

                             SERVICER'S CERTIFICATE
                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-3 Owner Trust
                           3/1/2005 through 3/31/2005

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
     (A) Precomputed Contracts Principal
         (i)   Scheduled Principal Collections                                                                     $20,613.52
         (ii)  Prepayments in Full                                                                                      $0.00
         (iii) Prepayments in Full due to Repurchases                                                                   $0.00
     (B) Precomputed Contracts Collections                                                                         $23,174.44
     (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                     $2,560.92
     (D) Simple Interest Receivables Principal
         (i)   Principal Collections                                                                           $10,235,102.01
         (ii)  Prepayments in Full                                                                              $4,595,062.31
         (iii) Repurchased Receivables Related to Principal                                                             $0.00
     (E) Simple Interest Receivables Interest
         (i)   Simple Interest Collections                                                                        $920,449.52
     (F) Payment Advance for Precomputes
         (i)   Reimbursement of Previous Advances                                                                   $1,607.82
         (ii)  Current Advance Amount                                                                                 $839.27
     (G) Interest Advance for simple Interest - Net                                                               ($40,266.13)
     (H) Payahead Account
         (i)   Payments Applied                                                                                       $954.41
         (ii)  Additional Payaheads                                                                                   $954.41
     (I) Portfolio Summary as of End of Month
         (i)   Weighted Average Coupon (WAC)                                                                            5.90%
         (ii)  Weighted Average Remaining Maturity (WAM)                                                                21.45 months
         (iii) Remaining Number of Receivables                                                                         26,617
     (J) Delinquent Receivables                                       # Units             Dollar Amount
                                                                   -------------     -----------------------
         (i)   31-60 Days Delinquent                               1,016   3.82%     $7,078,494.54     4.10%
         (ii)  61-90 Days Delinquent                                 255   0.96%     $1,797,394.04     1.04%
         (ii)  91 Days or More Delinquent                             53   0.20%       $447,382.47     0.26%
     (K) Vehicles Repossessed During Collection Period                24   0.09%       $173,168.59     0.10%
     (L) Total Repossessed Vehicles in Inventory                      34   0.13%       $234,522.73     0.14%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
     (A) Collection Account Investment Income                                                                           $0.00
     (B) Reserve Account Investment Income                                                                         $10,721.28
     (C) Yield Supplement Account Investment Income                                                                    $48.04
     (D) Trust Fees Expense                                                                                             $0.00
     (E) Aggregate Net Losses for Collection Period                                                               -$71,844.54
     (F) Liquidated Receivables Information
         (i)   Gross Principal Balance on Liquidated Receivables                                                  $248,618.84
         (ii)  Liquidation Proceeds                                                                                $91,715.06
         (ii)  Recoveries from Prior Month Charge Offs                                                            $228,748.32
     (G) Days in Accrual Period                                                                                            31
     (H) Deal age                                                                                                          33

                                                         MONTHLY COLLECTIONS
                                                         -------------------

V. INTEREST COLLECTIONS
-----------------------
     (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                    $881,975.76

VI. PRINCIPAL COLLECTIONS
     (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                            $14,850,777.84
     (B) Liquidation Proceeds  (IV(F(i)))                                                                           91,715.06
     (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                            0.00
     (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       228,748.32
                                                                                                           ------------------
     (E) Total Principal Collections (A+B+C+D)                                                                 $15,171,241.22

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(A)+VI(E))                                                    $16,053,216.98
-------------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                      $4,464.14
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                          $16,057,681.12
-------------------------------------

                                                        MONTHLY DISTRIBUTIONS
                                                        ---------------------

X. FEE DISTRIBUTIONS
--------------------
     (A) Servicing Fee
         (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $156,307.04
         (ii)  Servicing Fee Paid                                                                                  156,307.04
                                                                                                           ------------------
         (iii) Servicing Fee Shortfall                                                                                  $0.00
     (B) Reserve Account Investment Income (IV(B))                                                                 $10,721.28
     (C) Yield Supplement Account Investment Income  (IV(C))                                                           $48.04
     (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
     (A) Interest
         (i)   Class A-1 Notes
               (a) Class A-1 Notes Interest Due                                                                         $0.00
               (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                           ------------------
               (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
         (ii)  Class A-2 Notes
               (a) Class A-2 Notes Interest Due                                                                         $0.00
               (b) Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                           ------------------
               (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
         (iii) Class A-3 Notes
               (a) Class A-3 Notes Interest Due                                                                    $30,545.18
               (b) Class A-3 Notes Interest Paid                                                                    30,545.18
                                                                                                           ------------------
               (c) Class A-3 Notes Interest Shortfall                                                                   $0.00

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-3 Owner Trust
                           3/1/2005 through 3/31/2005

          (iv) Class A-4 Notes
               (a) Class A-4 Notes Interest Due                                                                          $504,647.92
               (b) Class A-4 Notes Interest Paid                                                                          504,647.92
                                                                                                                  ------------------
               (c) Class A-4 Notes Interest Shortfall                                                                          $0.00
           (v) Total Note Interest
               (a) Total Note Interest Due                                                                               $535,193.10
               (b) Total Note Interest Paid                                                                               535,193.10
                                                                                                                  ------------------
               (c) Total Note Interest Shortfall                                                                               $0.00
               (d) Reserve Account Withdrawal for Note Interest                                                                $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                              $15,366,180.98
     (B) Principal
         (i)   Noteholders' Principal Distribution Amounts                                                            $14,576,957.55
         (ii)  Class A-1 Notes Principal
               (a) Class A-1 Notes Principal Due                                                                               $0.00
               (b) Class A-1 Notes Principal Paid                                                                               0.00
                                                                                                                  ------------------
               (c) Class A-1 Notes Principal Shortfall                                                                         $0.00
               (d) Reserve Account Withdrawal                                                                                  $0.00
         (iii) Class A-2 Notes Principal
               (a) Class A-2 Notes Principal Due                                                                               $0.00
               (b) Class A-2 Notes Principal Paid                                                                               0.00
                                                                                                                  ------------------
               (c) Class A-2 Notes Principal Shortfall                                                                         $0.00
               (d) Reserve Account Withdrawal                                                                                  $0.00
         (iv)  Class A-3 Notes Principal
               (a) Class A-3 Notes Principal Due                                                                      $12,218,071.08
               (b) Class A-3 Notes Principal Paid                                                                      12,218,071.08
                                                                                                                  ------------------
               (c) Class A-3 Notes Principal Shortfall                                                                         $0.00
               (d) Reserve Account Withdrawal                                                                                  $0.00
         (v)   Class A-4 Notes Principal
               (a) Class A-4 Notes Principal Due                                                                       $2,358,886.47
               (b) Class A-4 Notes Principal Paid                                                                       2,358,886.47
                                                                                                                  ------------------
               (c) Class A-4 Notes Principal Shortfall                                                                         $0.00
               (d) Reserve Account Withdrawal                                                                                  $0.00
         (vi)  Total Notes Principal
               (a) Total Notes Principal Due                                                                           14,576,957.55
               (b) Total Notes Principal Paid                                                                          14,576,957.55
                                                                                                                  ------------------
               (c) Total Notes Principal Shortfall                                                                             $0.00
               (d) Reserve Account Withdrawal                                                                                  $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
     Amount available for deposit into reserve account                                                                   $789,223.43
     Amount deposited into reserve account                                                                                      0.00
     Excess Amount Released from Reserve Account                                                                                0.00
                                                                                                                  ------------------
     Excess funds available to Certificateholders                                                                         789,223.43
                                                                                                                  ------------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
     (A) Interest
         (i)   Certificate Monthly Interest Due                                                                           $22,864.46
         (ii)  Certificate Interest Shortfall Beginning Balance                                                                $0.00
                                                                                                                  ------------------
         (iii) Total Certificate Interest Due                                                                             $22,864.46
         (iv)  Certificate Interest Paid                                                                                   22,864.46
                                                                                                                  ------------------
         (v)   Certificate Interest Shortfall Ending Balance                                                                   $0.00
     (B) Principal
         (i)   Certificate Monthly Principal Due                                                                         $522,439.13
         (ii)  Certificate Principal Shortfall Beginning Balance                                                               $0.00
                                                                                                                  ------------------
         (iii) Total Certificate Principal Due                                                                           $522,439.13
         (iv)  Certificate Principal Paid                                                                                 522,439.13
                                                                                                                  ------------------
         (v)   Certificate Principal Shortfall Ending Balance                                                                  $0.00
     (C) Release to Seller                                                                                               $243,919.84

                                                        DISTRIBUTIONS SUMMARY
                                                        ---------------------

     (A) Total Collections                                                                                            $16,057,681.12
     (B) Service Fee                                                                                                     $156,307.04
     (C) Trustee Fees                                                                                                           0.00
     (D) Class A1 Amount                                                                                                       $0.00
     (E) Class A2 Amount                                                                                                       $0.00
     (F) Class A3 Amount                                                                                              $12,248,616.26
     (G) Class A4 Amount                                                                                               $2,863,534.39
     (H) Amount Deposited into Reserve Account                                                                                 $0.00
     (I) Certificateholders                                                                                              $545,303.59
     (J) Release to seller                                                                                               $243,919.84
     (K) Total amount distributed                                                                                     $16,057,681.12
     (L) Amount of Draw from Reserve Account                                                                                    0.00
     (M) Excess Amount Released from Reserve Account                                                                            0.00

                                                   PORTFOLIO AND SECURITY SUMMARY
                                                   ------------------------------

                                                                                        Beginning                     End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                            of Period                   of Period
--------------------------------------------                                      -----------------------    -----------------------
     (A) Balances and Principal Factors
         (i)    Aggregate Balance of Notes                                         $179,968,071.08            $165,391,113.53
         (ii)   Note Pool Factor                                                         0.1792064                  0.1646912
         (iii)  Class A-1 Notes Balance                                                       0.00                       0.00
         (iv)   Class A-1 Notes Pool Factor                                              0.0000000                  0.0000000
         (v)    Class A-2 Notes Balance                                                       0.00                       0.00
         (vi)   Class A-2 Notes Pool Factor                                              0.0000000                  0.0000000
         (vii)  Class A-3 Notes Balance                                              12,218,071.08                       0.00
         (viii) Class A-3 Notes Pool Factor                                              0.0421313                  0.0000000
         (ix)   Class A-4 Notes Balance                                             167,750,000.00             165,391,113.53
         (x)    Class A-4 Notes Pool Factor                                              1.0000000                  0.9859381

                       AMERICAN HONDA FINANCE CORPORATION
      MONTHLY SERVICER REPORT -- Honda Auto Receivables 2002-3 Owner Trust
                           3/1/2005 through 3/31/2005

         (xi)   Certificates Balance                                                  7,600,374.25               7,077,935.12
         (xii)  Certificates Pool Factor                                                 0.2951602                  0.2748713
         (xiii) Total Principal Balance of Notes and Certificates                   187,568,445.33             172,469,048.65
     (B) Portfolio Information
         (i)    Weighted Average Coupon (WAC)                                                5.90%                      5.90%
         (ii)   Weighted Average Remaining Maturity (WAM)                                    22.26 months               21.45 months
         (iii)  Remaining Number of Receivables                                             29,591                     26,617
         (iv)   Portfolio Receivable Balance                                       $187,568,445.33            $172,469,048.65
     (C) Outstanding Advance Amount                                                    $242,683.66                $201,648.98
     (D) Outstanding Payahead Balance                                                       ($0.00)                    ($0.00)

                                                         SUMMARY OF ACCOUNTS
                                                         -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
     (A) Beginning Reserve Account Balance                                                                      $5,150,000.00
     (B) Draws                                                                                                           0.00
         (i)    Draw for Servicing Fee                                                                                   0.00
         (ii)   Draw for Interest                                                                                        0.00
         (iii)  Draw for Realized Losses                                                                                 0.00
     (C) Excess Interest Deposited into the Reserve Account                                                              0.00
     (D) Reserve Account Balance Prior to Release                                                                5,150,000.00
     (E) Reserve Account Required Amount                                                                         5,150,000.00
     (F) Final Reserve Account Required Amount                                                                   5,150,000.00
     (G) Excess Reserve Account Amount                                                                                   0.00
     (H) Ending Reserve Account Balance                                                                          5,150,000.00

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
     (A) Beginning Yield Supplement Account Balance                                                                 19,827.78
     (B) Investment Earnings                                                                                            48.04
     (C) Investment Earnings Withdraw                                                                                   48.04
     (D) Additional Yield Supplement Amounts                                                                             0.00
     (E) Yield Supplement Deposit Amount                                                                             4,464.14
                                                                                                               ---------------
     (F) Ending Yield Supplement Account Balance                                                                    15,363.64

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
     (A) Liquidated Contracts
         (i)   Liquidation Proceeds                                                                                $91,715.06
         (ii)  Recoveries on Previously Liquidated Contracts                                                       228,748.32
     (B) Aggregate Net Losses for Collection Period                                                                (71,844.54)
     (C) Net Loss Rate for Collection Period (annualized)                                                              -0.48%
     (D) Cumulative Net Losses for all Periods                                                                  10,089,702.54
     (E) Delinquent Receivables                                           # Units             Dollar Amount
                                                                        -------------     ---------------------
         (i)   30-59 Days Delinquent                                    1,016   3.82%     $7,078,494.54   4.10%
         (ii)  60-89 Days Delinquent                                      255   0.96%     $1,797,394.04   1.04%
         (ii)  90 Days or More Delinquent                                  53   0.20%       $447,382.47   0.26%

XVIII. REPOSSESSION ACTIVITY                                               # Units            Dollar Amount
----------------------------                                            -------------     --------------------
     (A) Vehicles Repossessed During Collection Period                     24   0.09%       $173,168.59   0.10%
     (B) Total Repossessed Vehicles in Inventory                           34   0.13%       $234,522.73   0.14%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
     (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
         (i)   Second Preceding Collection Period                                                                       0.70%
         (ii)  Preceding Collection Period                                                                              0.21%
         (iii) Current Collection Period                                                                               -0.48%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.15%
     (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
Outstanding Balance of Receivables.
         (i)   Second Preceding Collection Period                                                                       1.48%
         (ii)  Preceding Collection Period                                                                              1.32%
         (iii) Current Collection Period                                                                                1.28%
         (iv)  Three Month Average (Avg(i,ii,iii))                                                                      1.36%

     (C) Loss and Delinquency Trigger Indicator                                                       Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

         /s/ John I. Weisickle
         -----------------------
         Mr. John Weisickle
         Vice President